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                                                                      Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The certification set forth below is being submitted in connection with the Quarterly Report of International Paper Company (the "Company") on Form 10-Q for the quarterly period ending March 31, 2004 for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 1350 of Chapter 63 of Title 18 of the United States Code.John V. Faraci, Chief Executive Officer of the Company, and Christopher P. Liddell, Chief Financial Officer of the Company, each certify that, to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John V. Faraci
------------------------------------
John V. Faraci
Chairman and Chief Executive Officer
May 6, 2004


/s/ Christopher P. Liddell
-------------------------------------------------
Christopher P. Liddell
Senior Vice President and Chief Financial Officer
May 6, 2004

This certification accompanies this Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to International Paper Company and will be retained by International Paper Company and furnished to the Securities and Exchange Commission or its staff upon request.